UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

200 Arsenal Yards Blvd., Suite 230 Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Kymera Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 15, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 29, 2022. The final voting results are set forth below.

Proposal 1 – Election of Class II Director Nominees

The stockholders of the Company elected Jeffrey Albers, J.D., MBA and Joanna Horobin, M.B., Ch.B. as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2025 and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Albers, J.D., MBA	29,436,931	9,840,519	2,798,643
Joanna Horobin, M.B., Ch.B.	31,950,427	7,327,023	2,798,643

Proposal 2 – Non-Binding Advisory Vote on Executive Compensation

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,866,486	1,793,865	3,617,099	2,798,643

Proposal 3 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation

The stockholders of the Company recommended, on a non-binding, advisory basis, that the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers be one year. The results of the stockholders’ non-binding, advisory vote with respect to such recommendation were as follows:

One Year	Two Years	Three Years	Votes Withheld	Broker Non-Votes
35,557,849	1,826	128,751	3,589,024	2,798,643

In light of the votes set forth above, the Company’s Board of Directors has determined to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers annually until the next such required non-binding, advisory vote on the frequency thereof.

Proposal 4 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,429,952	22,711	3,623,430	—

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: June 16, 2022	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
President and Chief Executive Officer